UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007 (April 20, 2007)
TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number:001-32504

Delaware	20-2311383

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Two Westbrook Corporate Center Suite 1070 Westchester, IL	60154

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 20, 2007, Bay Valley Foods LLC (“Bay Valley”), a wholly-owned subsidiary of TreeHouse Foods, Inc. (“TreeHouse”), entered into a purchase agreement (the “Agreement”) with Silver Brands Partners II, L.P., VDW Farms, Ltd. and VDW Management, L.L.C., pursuant to which Bay Valley will, subject to satisfaction or waiver of the conditions set forth in the Agreement, acquire all of the partnership interests and other outstanding equity interests in VDW Acquisition, Ltd. (“VDW”). Bay Valley will pay an aggregate cash purchase price of $88.5 million for VDW, subject to adjustment for working capital. The transaction is subject to regulatory approvals and other customary closing conditions and will be financed through borrowings under TreeHouse’s existing credit facility.
     The description of the Agreement set forth in this Item 1.01 is qualified in its entirety by the Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure
     On April 23, 2007, TreeHouse issued a press release announcing the signing of the Agreement as described in Item 1.01 above. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Form 8-K under Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits:

Exhibit	Exhibit
Number	Description

2.1	Purchase Agreement, dated as of April 20, 2007, among Silver Brands Partners II, L.P., VDW Farms, Ltd., VDW Management, L.L.C., and Bay Valley Foods LLC

99.1	Press Release, dated April 23, 2007, announcing the signing of the Purchase Agreement, dated as of April 20, 2007, among Silver Brands Partners II, L.P., VDW Farms, Ltd., VDW Management, L.L.C., and Bay Valley Foods LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.
Date: April 23, 2007	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

2.1	Purchase Agreement, dated as of April 20, 2007, among Silver Brands Partners II, L.P., VDW Farms, Ltd., VDW Management, L.L.C., and Bay Valley Foods LLC

99.1	Press Release, dated April 23, 2007, announcing the signing of the Purchase Agreement, dated as of April 20, 2007, among Silver Brands Partners II, L.P., VDW Farms, Ltd., VDW Management, L.L.C., and Bay Valley Foods LLC